UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 24, 2023
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 Third Avenue N, Suite 356 Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ISIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2023, Insignia Systems, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with TIMIBO LLC (“Buyer”), an affiliate of Park Printing, Inc. (“Park”), pursuant to which the Company has agreed to sell substantially all of its assets and certain liabilities relating to the Company’s business of providing in-store advertising solutions to brands, retailers, shopper marketing agencies and brokerages for a cash purchase price of $3.5 million. The purchase price is subject to a post-closing adjustment depending on the net balance of (i) cash received by the Company for programs that remained unexecuted as of the date of Closing (as defined in the Purchase Agreement), minus (ii) the payments made by the Company to vendors for unexecuted programs. The Company is retaining and expects to continue to develop its previously announced non-bank lending business.

The obligations of each of the Company and Buyer to consummate the transactions contemplated by the Purchase Agreement are subject to specified conditions, including, among other matters: the approval by Company shareholders of the Purchase Agreement and the transactions contemplated therein and delivery of employment offer letters executed by certain employees. Park has agreed to guarantee all of Buyer’s covenants, agreements and other liabilities under the Purchase Agreement.

The Purchase Agreement contains customary representations and warranties from the Company and Buyer. It also contains customary covenants, including providing (i) for each of the parties to use reasonable best efforts to consummate the transactions contemplated in the Purchase Agreement, and (ii) for the Company to carry on its business in the ordinary course of business consistent with past practice during the period between the execution of the Purchase Agreement and the Closing. The Company also agreed not to solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (as defined in the Purchase Agreement). Notwithstanding the foregoing, the Company continues to explore other strategic options to maximize shareholder value and actions or communications that specifically contemplate the Transactions (as defined in the Purchase Agreement) are not subject to this restriction. Potential strategic alternatives that may be evaluated include, but are not limited to, an acquisition, merger, business combination, in-licensing, start-up of new business or other strategic initiatives that do not conflict with the Purchase Agreement. There can be no assurance that the ongoing process will result in any other transactions or initiatives.

The Purchase Agreement contains termination rights for each of the Company and Buyer, including, without limitation, in the event that (i) any governmental entity issues a non-appealable final order permanently enjoining the transactions contemplated by the Purchase Agreement; (ii) the transactions contemplated by the Purchase Agreement are not consummated by September 30, 2023 (the “Termination Date”); (iii) the Purchase Agreement is not approved by the Company’s shareholders, or (iv) the other party breaches its representations, warranties or covenants under the Purchase Agreement, which breach would give rise to the failure of a closing condition and such breach is not cured within the earlier of 30-days of receipt of written notice of such breach and the Termination Date.

The Purchase Agreement provides that the Company or Buyer will be obligated to pay to the other a termination fee of $175,000 if the Purchase Agreement is terminated under certain circumstances. Additionally, the Company has agreed to reimburse Buyer for up to $100,000 for actual out-of-pocket expenses and fees paid or payable by Buyer under certain circumstances. Each party has agreed to indemnify the other for certain losses, subject to certain limitations.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement contains representations, warranties, covenants and other terms, provisions and conditions that the parties made to each other as of specific dates. The assertions embodied therein were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their respective terms. Moreover, they may be subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information at the time they were made or otherwise. Unless required by applicable law, the Company undertakes no obligation to update such information.

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Simultaneously with the execution of the Purchase Agreement, Buyer entered into Support Agreements, dated May 24, 2023 (the “Support Agreements”), with all executive officers and directors of the Company and specified shareholders Air T, Inc., Groveland Capital LLC, AO Partners I, L.P., and Glenhurst Co. (collectively, the “Company Holders”). As of May 24, 2023, the Company Holders held, in the aggregate, approximately 43.8% of the Company’s outstanding shares of common stock. Pursuant to the Support Agreements, each Company Holder has agreed, with respect to all of the voting securities of the Company that such Company Holder beneficially owns as of the date thereof or thereafter, to vote in favor of the Purchase Agreement. The Support Agreements are scheduled to expire as of the Closing.

The foregoing description of the Support Agreements does not purport to be complete and is subject to, and qualified by, the full text of the form of Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In accordance with the terms of the Purchase Agreement, Adam D. May, our Chief Sales Officer, is expected to terminate his employment with the Company and become an employee of the Buyer as of the Closing.

In connection with the entry into the Purchase Agreement, the Company has agreed to pay to all current employees, including executive officers, 50% of their target annual cash incentive payout in recognition of performance during the first half of the fiscal year ending December 31, 2023, subject to the Closing. For employees who receive and accept offers of employment from Buyer, the Company has agreed to escrow a cash amount representing the remaining 50% of their target annual cash incentive payout, which amount will be released to Buyer and paid to the employee so long as they remain continuously employed with Buyer through December 31, 2023. Any remaining escrowed amounts not paid to former Company employees will be released to the Company. As a result of this arrangement, Kristine A. Glancy, our President and Chief Executive Officer, will be eligible to receive a payment of $78,650 as of the Closing; Mr. May will be eligible to receive a payment of $65,000 as of the Closing; and Zackery A. Weber, our Vice President of Finance, will be eligible to receive a payment of $24,000 as of the Closing. Mr. May will also be eligible to receive a second payment in the same amount if he remains continuously employed by Buyer through December 31, 2023. All amounts paid or escrowed pursuant to this arrangement will be counted against any other severance payment obligations between the Company and the subject employee.

The foregoing description of Mr. May’s cash incentive payout arrangement does not purport to be complete and is subject to, and qualified by, the full text of the letter agreement attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 25, 2023, the Company and Park issued a joint press release announcing the execution of the Purchase Agreement, the text of which is furnished as Exhibit 99.1 to this current report.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
2.1*	Asset Purchase Agreement	Filed Electronically
10.1	Form of Support Agreement, dated May 24, 2023, by and among Timibo LLC and certain holders of shares of common stock of Insignia Systems, Inc.	Filed Electronically
10.2	Letter Agreement with Adam D. May, dated May 24, 2023	Filed Electronically
99.1	Joint Press Release, dated May 25, 2023	Furnished Electronically
104	Cover Page Interactive Data File	Filed Electronically

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

Additional Information and Where to Find It; Participants in the Solicitation

In connection with the proposed transaction, Insignia Systems, Inc. intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement. Following the filing of the definitive proxy statement with the SEC, Insignia will distribute the definitive proxy statement and a proxy card to each shareholder entitled to vote at the shareholder meeting relating to the proposed transaction. The proxy statement, any other relevant documents, and all other materials filed with the SEC concerning Insignia are (or, when filed, will be) available free of charge at http://www.sec.gov and https://insigniasystems.com/investors/. Shareholders should read carefully the proxy statement and any other relevant documents that Insignia files with the SEC when they become available before making any voting decision because they will contain important information.

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Insignia’s directors and executive officers are deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in its annual report on Form 10-K for the fiscal year ended December 31, 2022, as amended. To the extent Insignia directors and executive officers or their holdings of Insignia securities have changed from the amounts disclosed in those filings, to Insignia’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These materials are (or, when filed, will be) available free of charge at https://insigniasystems.com/investors/.

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Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

Statements in this report that are not statements of historical or current facts are considered forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “continue,” “expect,” “intend,” “plan,” “remain,” “seek,” “will” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of this report. Statements made in this report regarding, for instance, the pending disposition, ongoing exploration of strategic alternatives, and plans with respect to our non-bank lending business, are forward-looking statements. These forward-looking statements are based on current information, which we have assessed and which by its nature is dynamic and subject to rapid and even abrupt changes. As such, actual results may differ materially from the results or performance expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including (1) risks related to the consummation of the pending disposition, including the risks that (a) the asset sale may not be consummated within the anticipated time period, or at all, (b) Insignia may fail to obtain shareholder approval of the underlying agreement, (c) other conditions to the consummation of the asset sale under the agreement may not be satisfied, and (d) the significant limitations on remedies contained in the underlying agreement may limit or entirely prevent a party from specifically enforcing another party’s obligations or recovering damages for any breach; (2) the effects that any termination of the asset purchase agreement may have on Insignia or its business; (3) the effects that the announcement or pendency of the disposition may have on Insignia and its businesses, including the risks that as a result (a) the operating results or stock price of Insignia may suffer, (b) its current plans and operations may be disrupted, (c) the ability of Insignia to retain or recruit key employees may be adversely affected, (d) management and employee attention may be diverted from other important matters, or (e) the circumstances of the pending disposition may have a chilling effect on other potential strategic alternatives; (5) the risk that the transaction may involve unexpected costs, liabilities or delays; and (6) those other factors set forth in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2022 and additional risks, if any, identified in our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K filed with the SEC. Such forward-looking statements should be read in conjunction with Insignia’s filings with the SEC. Insignia assumes no responsibility to update the forward-looking statements contained in this report or the reasons why actual results would differ from those anticipated in any such forward-looking statement, other than as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: May 25, 2023	By:	/s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer

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